WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                          Date of Report: May 10, 2005




                               NL INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)



   New Jersey                       1-640                      13-5267260
 (State or other                  (Commission                 (IRS Employer
 jurisdiction of                  File Number)                Identification
  incorporation)                                                    No.)



       5430 LBJ Freeway, Suite 1700, Dallas, TX               75240-2697
       (Address of principal executive offices)               (Zip Code)



                                 (972) 233-1700
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.
Item 7.01           Regulation FD Disclosure.

         Pursuant to Items 2.02 and 7.01 of this current report, the registrant hereby furnishes the information set forth in its press release issued on May 10, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01           Financial Statements and Exhibits.

         (c) Exhibits.

             Item No.           Exhibit Index
             ----------         ----------------------------------------
             99.1               Press Release dated May 10, 2005 issued by the
                                registrant.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NL INDUSTRIES, INC.
                                                 (Registrant)




                                                 By:    /s/ Gregory M. Swalwell
                                                        ------------------------
                                                        Gregory M. Swalwell
                                                        Vice President, Finance




Date:  May 11, 2005

                                INDEX TO EXHIBITS


Exhibit No.      Description
-----------      --------------------------------------------------

99.1             Press release dated May 10, 2005 issued by NL Industries, Inc.